SUPPLEMENT TO PROSPECTUS FOR

RBC Variable Annuity Account A
RBC Variable Life Account A

April 29, 2011


This Supplement is for the Prospectuses for the above named Separate Accounts. Please read and save it for future reference.

Sale of Liberty Life Insurance Company.

As a Policy/Contract owner of a variable insurance policy/contract issued by Liberty Life Insurance Company (Liberty), you have been sent this Supplement. On or about April 29, 2011, Liberty will be sold by Royal Bank of Canada to Athene Holding Ltd. (Athene). Following the sale, Liberty will reinsure most of its life and health insurance business to Protective Life Insurance Company, and a portion of its annuities to a Bermuda-based subsidiary of Athene, Athene Life Re Ltd. Policies and contracts issued by the Separate Accounts, including yours, are not included in these reinsurance arrangements and will remain with Liberty and the Separate Accounts.

Administration of the Policies and Contracts.

After the closing of the sale of Liberty, the policies, contracts, and Separate Accounts will continue to be serviced by the current administrators and supervised by staff of Liberty. All contact information will remain the same.

Address:  	PO Box 19086
       		Greenville SC 29615

Telephone:  	1-800-423-9398


No changes will be made to your Policy or Contract as a result of the sale. There are no tax consequences to Policy or Contract owners as a result of this sale.

Name Changes.

On or about the closing of the sale, the names of the Separate Accounts will be changed as follows:

Current Name:				New Name:


RBC Variable Annuity Account A		Liberty Life Variable Annuity Account A
RBC Variable Life Account A		Liberty Life Variable Life Account A